[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]






                                  ANNUAL REPORT

================================================================================

                              USAA FLORIDA FUNDS

================================================================================

                                 MARCH 31, 2001









USAA FAMILY OF FUNDS
--------------------------------------------------------------------------------
For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                    MONEY MARKET                    INDEXES
--------------------------------------------------------------------------------

 Aggressive Growth*             Money Market             Extended Market Index

   Capital Growth          Tax Exempt Money Market        Global Titans Index

  Emerging Markets       Treasury Money Market Trust        Nasdaq-100 Index

 First Start Growth          State Money Market              S&P 500 Index

       Gold              -------------------------------------------------------
                                TAXABLE BONDS               ASSET ALLOCATION
      Growth             -------------------------------------------------------

  Growth & Income                 GNMA Trust               Balanced Strategy

   Income Stock            High-Yield Opportunities       Cornerstone Strategy

   International                    Income               Growth and Tax Strategy

Science & Technology        Intermediate-Term Bond           Growth Strategy

  Small Cap Stock               Short-Term Bond              Income Strategy

   World Growth          ----------------------------
                              TAX EXEMPT BONDS
                         ----------------------------

                                 Long-Term

                             Intermediate-Term

                                Short-Term

                             State Bond/Income

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICEMARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.









TABLE OF CONTENTS
--------------------------------------------------------------------------------
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW
         USAA Florida Tax-Free Income Fund                              4
         USAA Florida Tax-Free Money Market Fund                       10
      FINANCIAL INFORMATION
         Distributions to Shareholders                                 14
         Independent Auditors' Report                                  15
         Portfolios of Investments:
            Categories and Definitions                                 16
            USAA Florida Tax-Free Income Fund                          17
            USAA Florida Tax-Free Money Market Fund                    21
         Notes to Portfolios of Investments                            24
         Statements of Assets and Liabilities                          25
         Statements of Operations                                      26
         Statements of Changes in Net Assets                           27
         Notes to Financial Statements                                 28
--------------------------------------------------------------------------------









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA FLORIDA FUNDS, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.









MESSAGE FROM THE PRESIDENT
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

During 2000 and early 2001, we saw some of the most dramatic market downturns in several decades. Many investors who rode the wave of the new economy boom of 1996 through early 2000 are now experiencing a sobering reality check. However, we are happy to report good financial news to you, our shareholder -- continued positive returns on your tax-exempt bond funds and above-average yields on our money market funds.

In addition to producing positive returns, the performance of USAA's tax-exempt funds ranked well among their peers. On the following page, recent rankings from Lipper Analytical Services, Inc. show how your funds performed in comparison to others in their Lipper categories.

The performance of these funds is testimony to the competency, skill, and commitment of our team members -- portfolio managers, securities analysts, and traders -- whose goal is to deliver this performance to you. We at USAA have worked diligently to build a world-class team of experts to manage our funds, and we are proud of the results they have delivered.

Our overall objective in managing tax-exempt funds is to generate a high level of income that is exempt from federal and, in some cases, state income taxes. In the long run, almost all return available from bonds is generated from income, and of course, that is the tax-advantaged part of the return. We watch carefully and take into consideration the value of the principal, as well. USAA Investments offers an array of tax-exempt bond funds with different income, volatility, and liquidity characteristics. For those who wish to invest in bond funds in an IRA or other tax-qualified account, or have needs for taxable income, USAA Investments offers a similar array of funds that invest in bonds that have the potential to generate taxable income.

Within the realm of fixed-income investments, tax-exempt funds have characteristics of being tax-efficient. You are likely to retain virtually all of the interest income on these funds because they are tax-EXEMPT, not tax-deferred like an IRA, 401(k), or annuity. When you consider the value of an investment that is exempt from federal and, in some cases, state income tax, it is easy to see why these funds can be a vital part of a balanced portfolio.

We appreciate the opportunity to serve you, our shareholder, and your investment needs. Thank you for your trust, confidence, and continued business.

Sincerely,



Christopher W. Claus
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


                   LIPPER RANKINGS FOR PERIODS ENDING 3/31/01

                                             RANKING/NUMBER OF FUNDS IN CATEGORY
FUND/LIPPER CATEGORY                           1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
USAA LONG-TERM FUND
GENERAL MUNICIPAL DEBT FUNDS                   24/273      17/186      25/85

USAA INTERMEDIATE-TERM FUND
INTERMEDIATE MUNICIPAL DEBT FUNDS              28/119       7/100       2/24

USAA SHORT-TERM FUND
SHORT MUNICIPAL DEBT FUNDS                      1/33        3/26         1/6

USAA TAX-EXEMPT MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUNDS                   7/133       5/115       7/77

USAA CALIFORNIA BOND FUND
CALIFORNIA MUNICIPAL DEBT FUNDS                13/111       4/80        9/39

USAA CALIFORNIA MONEY MARKET FUND
CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS        7/55        3/46        4/34

USAA NEW YORK BOND FUND
NEW YORK MUNICIPAL DEBT FUNDS                   1/104       2/78        10/35

USAA NEW YORK MONEY MARKET FUND
NEW YORK TAX-EXEMPT MONEY MARKET FUNDS          11/49       5/40        4/29

USAA VIRGINIA BOND FUND
VIRGINIA MUNICIPAL DEBT FUNDS                   1/37        3/33         1/8

USAA VIRGINIA MONEY MARKET FUND
STATE-SPECIFIC MONEY MARKET FUNDS               16/38       12/29        2/3

USAA FLORIDA TAX-FREE INCOME FUND
FLORIDA MUNICIPAL DEBT FUNDS                    3/63        2/55         n/a

USAA FLORIDA TAX-FREE MONEY MARKET FUND
STATE-SPECIFIC MONEY MARKET FUNDS               10/38       10/29        n/a

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THESE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - LIPPER ANALYTICAL SERVICES IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. RANKINGS ARE BASED ON TOTAL RETURNS. - FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









INVESTMENT REVIEW
--------------------------------------------------------------------------------
USAA FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes, and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests principally in long-term, investment-grade Florida tax-exempt securities.

--------------------------------------------------------------------------------
                                                     3/31/01           3/31/00
--------------------------------------------------------------------------------
 Net Assets                                      $188.9 Million   $170.2 Million
 Net Asset Value Per Share                             $9.64            $9.14
 Tax-Exempt Dividends Per Share Last 12 Months        $0.490           $0.491
 Capital Gains Distributions Per Share Last
   12 Months                                             -                -
--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/01
--------------------------------------------------------------------------------
 30-DAY SEC YIELD                                                      4.73%
--------------------------------------------------------------------------------
*CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.


--------------------------------------------------------------------------------
                     AVERAGE ANNUAL COMPOUNDED RETURNS WITH
           REINVESTMENT OF DIVIDENDS - PERIODS ENDING MARCH 31, 2001
--------------------------------------------------------------------------------
               TOTAL RETURN   EQUALS    DIVIDEND RETURN   PLUS     PRICE CHANGE
--------------------------------------------------------------------------------
SINCE 10/1/93      4.89%        =            5.38%          +        -0.49%
--------------------------------------------------------------------------------
5 YEARS            6.23%        =            5.42%          +         0.81%
--------------------------------------------------------------------------------
1 YEAR            11.15%        =            5.68%          +         5.47%
--------------------------------------------------------------------------------


              ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS
                 FOR THE SEVEN-YEAR PERIOD ENDING MARCH 31, 2001

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Florida Tax-Free Income Fund for the seven-year period ending March 31, 2001.

TOTAL RETURN
-------------------------
03/31/1995          7.01%
03/31/1996          7.66%
03/31/1997          6.51%
03/31/1998         12.22%
03/31/1999          5.91%
03/31/2000         -3.85%
03/31/2001         11.14%

DIVIDEND RETURN
-------------------------
03/31/1995          5.79%
03/31/1996          5.79%
03/31/1997          5.75%
03/31/1998          5.68%
03/31/1999          5.11%
03/31/2000          4.93%
03/31/2001          5.67%

CHANGE IN SHARE PRICE
-------------------------
03/31/1995          1.22%
03/31/1996          1.87%
03/31/1997          0.76%
03/31/1998          6.54%
03/31/1999          0.80%
03/31/2000         -8.78%
03/31/2001          5.47%
--------------------------------------------------------------------------------
TOTAL RETURN EQUALS DIVIDEND RETURN PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. DIVIDEND RETURN IS THE INCOME FROM DIVIDENDS RECEIVED OVER THE PERIOD ASSUMING REINVESTMENT OF ALL DIVIDENDS. SHARE PRICE CHANGE IS THE CHANGE IN NET ASSET VALUE OVER THE PERIOD ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


--------------------------------------------------------------------------------
                       12-MONTH DIVIDEND YIELD COMPARISON
                       ----------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12-Month Dividend Yield of the USAA Florida Tax-Free Income Fund to the 12-Month Dividend Yield of the Lipper Florida Municipal Debt Funds Average from 3/31/1995 to 3/31/2001.

                USAA FLORIDA TAX-FREE        LIPPER FLORIDA MUNICIPAL
                    INCOME FUND                 DEBT FUNDS AVERAGE
                ---------------------        ------------------------
03/31/1995              5.44%                         5.36%
03/31/1996              5.57%                         5.11%
03/31/1997              5.57%                         5.05%
03/31/1998              5.11%                         4.67%
03/31/1999              4.96%                         4.46%
03/31/2000              5.37%                         4.77%
03/31/2001              5.09%                         4.61%
--------------------------------------------------------------------------------

THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE PREVIOUS 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS. THE GRAPH REPRESENTS DATA FOR PERIODS ENDING 3/31/95 TO 3/31/01.


--------------------------------------------------------------------------------
                     CUMULATIVE PERFORMANCE COMPARISON
                     ---------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment in the USAA Florida Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average. The data is for the period 10/1/1993 to 3/31/2001. The data points from the graph are as follows:

USAA FLORIDA TAX-FREE INCOME FUND
  YEAR                 AMOUNT
--------              -------
10/01/93              $10,000
03/31/94                9,179
09/30/94                9,332
03/31/95                9,822
09/30/95               10,235
03/31/96               10,574
09/30/96               10,982
03/31/97               11,262
09/30/97               12,100
03/31/98               12,639
09/30/98               13,297
03/31/99               13,386
09/30/99               12,718
03/31/00               12,871
09/30/00               13,379
03/31/01               14,305

LEHMAN BROTHERS MUNICIPAL BOND INDEX
  YEAR                 AMOUNT
--------              -------
10/01/93              $10,000
03/31/94                9,584
09/30/94                9,756
03/31/95               10,296
09/30/95               10,847
03/31/96               11,159
09/30/96               11,502
03/31/97               11,767
09/30/97               12,539
03/31/98               13,028
09/30/98               13,632
03/31/99               13,835
09/30/99               13,537
03/31/00               13,824
09/30/00               14,373
03/31/01               15,334

LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE
  YEAR                 AMOUNT
--------              -------
10/01/93              $10,000
03/31/94                9,445
09/30/94                9,549
03/31/95               10,087
09/30/95               10,561
03/31/96               10,856
09/30/96               11,178
03/31/97               11,369
09/30/97               12,072
03/31/98               12,535
09/30/98               13,071
03/31/99               13,165
09/30/99               12,717
03/31/00               12,877
09/30/00               13,340
03/31/01               14,169
--------------------------------------------------------------------------------
DATA SINCE INCEPTION ON 10/1/93 THROUGH 3/31/01.

THE GRAPH ILLUSTRATES THE COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE USAA FLORIDA TAX-FREE INCOME FUND TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE. THE BROAD-BASED LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT TRACKS TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. THE LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL FLORIDA MUNICIPAL DEBT FUNDS, AS COMPUTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. ALL TAX-EXEMPT BOND FUNDS WILL FIND IT DIFFICULT TO OUTPERFORM THE LEHMAN INDEX, BECAUSE FUNDS HAVE EXPENSES.









MESSAGE FROM THE MANAGER
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE.]


HOW DID THE FUND PERFORM FROM MARCH 31, 2000, TO MARCH 31, 2001?

I am very pleased to say that your USAA Florida Tax-Free Income Fund's total return was 11.15% for the period ending March 31, 2001, compared to an average of 9.78% for the Lipper Florida Municipal Debt Funds category. During this period of declining interest rates, the Fund's share price increased by $0.50, or 5.47%, to $9.64. The Fund paid a dividend distribution yield of 5.09% for the period.


--------------------------------------------------------------------------------
                                     * * * *
    YOUR FUND'S PERFORMANCE RECEIVED AN OVERALL MORNINGSTAR RATING(TRADEMARK)
                 OF 4 STARS IN THE MUNICIPAL BOND FUND CATEGORY
                      FOR THE PERIOD ENDING MARCH 31, 2001.
--------------------------------------------------------------------------------


REFER TO THE BOTTOM OF PAGE 5 FOR THE LIPPER CATEGORY DEFINITION.

TOTAL  RETURN   EQUALS  INCOME  RETURN  PLUS  SHARE  PRICE  CHANGE  AND  ASSUMES
REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE PREVIOUS 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR PROPRIETARY RATINGS ON U.S.-DOMICILED FUNDS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF MARCH 31, 2001. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE-, FIVE-, AND 10-YEAR ANNUAL RETURNS (IF APPLICABLE) IN EXCESS OF 90-DAY U.S. TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY U.S. T-BILL RETURNS. THE OVERALL MORNINGSTAR RATING(TRADEMARK) IS A WEIGHTED AVERAGE OF THE FUND'S THREE-, FIVE-, AND 10-YEAR (IF APPLICABLE) RISK-ADJUSTED PERFORMANCE. THE USAA FLORIDA TAX-FREE INCOME FUND RECEIVED 3 STARS AND 4 STARS FOR THE THREE- AND FIVE-YEAR PERIODS, RESPECTIVELY. THE TOP 10% OF THE FUNDS IN A BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. THE FUND WAS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED FUNDS. THE FUND WAS RATED AMONG 1,692 AND 1,452 FUNDS IN THE MUNICIPAL BOND FUND CATEGORY FOR THE THREE- AND FIVE-YEAR PERIODS, RESPECTIVELY.

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THIS PERIOD?

Since the summer of 1999, the Federal Reserve Board (the Fed) had been concerned that a very robust U.S. economy, rising energy prices, and a tight labor market would trigger higher inflation. In the first half of 2000, the Fed raised short-term interest rates three times for a total of 1%. However, by late spring of last year, the financial markets sensed that the U.S. economy was losing momentum, and long-term interest rates began to fall. The bond market generally welcomes a slowing economy because inflation pressures are lower. After economic activity fell sharply late last year, the Fed slashed the federal funds target interest rate twice in January 2001 and once again in March for a total interest rate reduction of 1.5%.

The yield on the Bond Buyer 40-Bond Index fell 0.67% during the 12 months ending March 31, 2001. Bond prices were impressively higher. Very attractive tax equivalent yields and an increasing desire for portfolio diversification stimulated investor demand for municipals.

THE BOND BUYER 40-BOND INDEX IS THE INDUSTRY STANDARD FOR THE YIELD OF LONG-TERM, INVESTMENT-GRADE MUNICIPAL BONDS.

WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

My goal is to produce a high level of tax-exempt income with the best AFTER-TAX total return over a three- to five-year investment horizon. The Fund remains fully invested in long-term, investment-grade municipal bonds with an income orientation. Municipal bonds maturing in 15 years or longer usually yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more sensitive to changes in interest rates than shorter-maturity bonds.

Like any buyer, I seek value. We define value at USAA as a combination of:

   - STRUCTURE (coupon, maturity, call features, sinking funds, etc.)

   - LIQUIDITY (the ability to sell the bond quickly and receive the price you expect)

   - CREDIT QUALITY (the strength and stability of the issuer)

   - YIELD (The bond may otherwise be a great fit, but if the yield is too low, it's overpriced.)

Our shareholders have made it very clear that they do not want the income from their USAA tax-exempt funds to be subject to the alternative minimum tax (AMT). Consequently, since their inception, none of the USAA tax-exempt funds has distributed income that was subject to the AMT for individual taxpayers. Looking ahead, we have no intention of purchasing municipal bonds that are subject to the AMT. Of course, we would certainly advise our shareholders should any change in the federal tax code compel us to reconsider our position.

WHAT IS THE OUTLOOK?

During the first quarter of 2001, U.S. economic activity seemed to stabilize after an extremely weak November and December. Although an economic slowdown is evident, no consensus exists as to its depth and length. Bullish investors believe that the U.S. economy will recover quickly after a brief pause, but more pessimistic investors predict an outright recession. Although energy prices remain stubbornly high because of tight supply, an increase in unemployment and slower economic growth should help to subdue inflation.

Stock market volatility and investors' desires to diversify should continue to increase demand for municipal bonds. The combination of a weak economic outlook, stock market volatility, and growing demand typically proves to be a friendly environment for municipal bonds.

As we go to press, the Florida Legislature is debating a change to Florida's intangible tax rate. Although the exact changes are not finalized, the intangible tax rate may be reduced next year and possibly eliminated in the future. Investors should consult their tax advisers with specific questions about their own tax situations. The historic demand for Florida bonds has been quite strong. I believe a reduction in the intangible tax rate will not have a material impact on the value of Florida municipal bonds.

Reflecting sound credit fundamentals, Florida maintains bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively. We will closely monitor specific credit issues and litigation that could potentially affect the value of your holdings.

TAXABLE EQUIVALENT YIELDS

The table below compares the yield of the USAA Florida Tax-Free Income Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
 TO MATCH THE USAA FLORIDA TAX-FREE INCOME FUND'S CLOSING 30-DAY SEC YIELD OF 4.73% AND:

 Assuming a marginal federal tax rate of:       28%      31%      36%    39.6%
   and assuming an investor, filing jointly, with $300,000 in intangible assets,

 A FULLY TAXABLE INVESTMENT MUST PAY:         6.58%    6.86%    7.40%    7.84%
--------------------------------------------------------------------------------
THIS TABLE IS BASED ON A HYPOTHETICAL INVESTMENT CALCULATED FOR ILLUSTRATION ONLY. IT IS NOT AN INDICATION OF PERFORMANCE FOR ANY OF THE USAA FAMILY OF FUNDS.

SOME INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.


--------------------------------------------------------------------------------
                             PORTFOLIO RATINGS MIX
                                     3/31/01
                             ---------------------

A pie chart is shown here depicting the Portfolio Ratings Mix as of March 31, 2001 of the USAA Florida Tax-Free Income Fund to be:

AAA - 38%; AA - 33%; A - 15%; BBB - 13%; AND CASH EQUIVALENTS - 1%.

THE FOUR HIGHEST LONG-TERM CREDIT RATINGS, IN DESCENDING ORDER OF CREDIT QUALITY, ARE AAA, AA, A, AND BBB. THIS CHART REFLECTS THE HIGHER RATING OF EITHER MOODY'S INVESTORS SERVICE, STANDARD & POOR'S RATING SERVICES, OR FITCH IBCA. UNRATED SECURITIES THAT HAVE BEEN DETERMINED BY USAA IMCO TO BE OF EQUIVALENT INVESTMENT QUALITY TO CATEGORIES AAA AND BBB ACCOUNT FOR 0.8% AND 2.9%, RESPECTIVELY, OF THE FUND'S INVESTMENTS AND ARE INCLUDED IN THEIR APPROPRIATE CATEGORIES ABOVE.
--------------------------------------------------------------------------------

YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-20.









INVESTMENT REVIEW
--------------------------------------------------------------------------------
USAA FLORIDA TAX-FREE MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.*

* AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
                                          3/31/01               3/31/00
--------------------------------------------------------------------------------
Net Assets                             $114.2 Million       $111.8 Million
Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/01
--------------------------------------------------------------------------------
                                        SINCE INCEPTION       7-DAY
            1 YEAR          5 YEARS       ON 10/1/93          YIELD
             3.75%           3.29%           3.17%            3.35%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME RETURN AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.



--------------------------------------------------------------------------------
                             7-DAY YIELD COMPARISON
                             ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Florida Tax-Free Money Market Fund and the iMoneyNet, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds. The data is for the period 3/27/2000 to 3/26/2001.

                   USAA FLORIDA TAX-FREE
                     MONEY MARKET FUND             IMONEYNET AVERAGE
                   ---------------------           -----------------
03/27/00                  3.38%                          2.94%
04/24/00                  3.96%                          3.43%
05/22/00                  4.00%                          3.59%
06/26/00                  4.08%                          3.69%
07/31/00                  3.80%                          3.47%
08/28/00                  3.74%                          3.39%
09/25/00                  3.92%                          3.54%
10/30/00                  3.89%                          3.52%
11/27/00                  3.97%                          3.58%
12/18/00                  3.63%                          3.29%
01/29/01                  3.50%                          3.21%
02/26/01                  3.44%                          2.80%
03/26/01                  3.36%                          2.79%
--------------------------------------------------------------------------------
DATA REPRESENT THE LAST MONDAY OF EACH MONTH.
ENDING DATE 3/26/01.

THE GRAPH TRACKS THE FUND'S SEVEN-DAY YIELD AGAINST IMONEYNET, INC. STATE SPECIFIC SB (STOCK BROKER) & GP (GENERAL PURPOSE) (TAX-FREE) MONEY FUNDS, AN AVERAGE OF MONEY MARKET FUND YIELDS.









MESSAGE FROM THE MANAGER
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE.]


HOW DID THE FUND PERFORM FROM MARCH 31, 2000, TO MARCH 31, 2001?

The USAA Florida Tax-Free Money Market Fund performed well for the 12 months ending March 31, 2001. For that time period, iMoneyNet, Inc. ranked the fund 7 out of 175 state-specific tax-exempt money market funds. The Fund had a return of 3.75%, and the average return for the category over the same period was 3.31%.

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

The market conditions have changed dramatically since our last report six months ago. If you recall, we were just beginning to suspect the economy was cooling after an extended period of rising short-term interest rates. The suspicion was confirmed as economic reports showed more and more signs of a slowdown. The Federal Reserve Board acted on this news in an attempt to keep the economy in check by reducing the federal funds rate (the interest rate banks charge to other banks) three times during the period from January to March, for a total of 1.5% in reductions. That brought the federal funds rate to 5%.

What have these changes meant for the Fund? Our yields have also dropped. Yields on one-year notes have fallen to 3.01%, according to the Bond-Buyer One-Year
Note Index, as compared to 4.08% last March and 4.20% in September. We have also seen similar yield drops in other products such as commercial paper and variable-rate demand notes (VRDNs).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE BOND BUYER ONE-YEAR NOTE INDEX IS REPRESENTATIVE OF YIELDS ON 10 LARGE ONE-YEAR, TAX-EXEMPT NOTES.

WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

My strategy for this period of declining rates was to extend the average maturities of the securities in the Fund when there were appealing opportunities, while continuing to look at the attractiveness of VRDNs and medium-term commercial paper. I tried not to extend the average maturity of the Fund's portfolio much when rates were at their worst, so that the Fund would not be locked into the lowest levels for an extended amount of time. This meant the Fund had to weather the rates in the short-term products when the rates fell to their lows. Over time this strategy has worked well, because the short-term VRDNs have remained an attractive product on average.

Our continuing strategy includes using a team of analysts dedicated to our money funds to review each security we purchase. Not only do the analysts help find value, but they also help to keep us free of credit problems.

WHAT IS THE OUTLOOK?

All indications point to a lower interest rate environment over the near term, because the Fed is expected to continue to lower its target for short-term interest rates. Accordingly, we anticipate that our short tax-exempt rates will trend down until the economy starts showing some signs of improvement. This downward trend should be somewhat mitigated in April and May, when taxpayers typically are expected to use their money market funds to pay their income taxes, which would result in decreasing demand for short-term products. The decrease in demand should cause the yields to increase for the one-day and seven-day VRDNs, which would offset the lower rates in other products.


--------------------------------------------------------------------------------
                                 PORTFOLIO MIX
                                    3/31/01
                                 -------------

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2001 of the USAA Florida Tax-Free Money Market Fund to be:

FIXED-RATE INSTRUMENTS - 13.4%; PUT BONDS - 5.0%; AND VARIABLE-RATE DEMAND NOTES
- 81.3%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.
--------------------------------------------------------------------------------

YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-23.


--------------------------------------------------------------------------------
                       CUMULATIVE PERFORMANCE OF $10,000
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the cumulative performance of a $10,000 investment in the USAA Florida Tax-Free Money Market Fund. The data is from 10/01/1993 through 03/31/2001. The data points from the graph are as follows:

USAA  FLORIDA TAX-FREE MONEY MARKET FUND
YEAR                  AMOUNT
--------              -------
10/01/93              $10,000
03/31/94               10,096
09/30/94               10,218
03/31/95               10,384
09/30/95               10,570
03/31/96               10,749
09/30/96               10,923
03/31/97               11,094
09/30/97               11,281
03/31/98               11,464
09/30/98               11,652
03/31/99               11,813
09/30/99               11,988
03/31/00               12,183
09/30/00               12,419
03/31/01               12,639
--------------------------------------------------------------------------------
DATA SINCE INCEPTION ON 10/1/93 THROUGH 3/31/01.

THE GRAPH ILLUSTRATES THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FLORIDA TAX-FREE MONEY MARKET FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE VALUE OF YOUR INVESTMENT WILL VARY ACCORDING TO THE FUND'S PERFORMANCE. INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES OR TO THE FEDERAL ALTERNATIVE MINIMUM TAX. FOR THE SEVEN-DAY YIELD INFORMATION, PLEASE REFER TO THE FUND'S INVESTMENT REVIEW PAGE.









DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUNDS COMPLETED THEIR FISCAL YEAR ON MARCH 31, 2001. FEDERAL LAW (INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE REGULATIONS THEREUNDER) REQUIRES EACH FUND TO NOTIFY ITS SHAREHOLDERS AFTER THE CLOSE OF ITS TAXABLE YEAR OF WHAT PORTION OF ITS EARNINGS WAS EXEMPT FROM FEDERAL TAXATION AND DIVIDENDS THAT REPRESENT LONG-TERM GAINS. THE NET INVESTMENT INCOME EARNED AND DISTRIBUTED BY EACH OF THE FUNDS WAS 100% TAX-EXEMPT FOR FEDERAL INCOME TAX PURPOSES. THERE WAS NO LONG-TERM CAPITAL GAINS DISTRIBUTIONS FOR THE YEAR ENDED MARCH 31, 2001.









INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


KPMG


THE SHAREHOLDERS AND BOARD OF TRUSTEES

USAA STATE TAX-FREE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market funds, series of the USAA State Tax-Free Trust, as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market funds as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           KPMG LLP

San Antonio, Texas
May 4, 2001









CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

MARCH 31, 2001



FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

VARIABLE-RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Florida Tax-Free Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Florida Tax-Free Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank or nonbank liquidity agreement.
(NBGA) Enhanced by a nonbank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.                           (4) Financial Security Assurance
                                                     Holdings Ltd.
       (2) AMBAC Financial Group, Inc.          (5) Asset Guaranty Insurance Co.
       (3) Financial Guaranty Insurance Co.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

COP      Certificate of Participation     MERLOT  Municipal Exempt Receipts-
GO       General Obligation                          Liquidity Optional Tender
IDA      Industrial Development           MFH     Multifamily Housing
            Authority/Agency              PCRB    Pollution Control Revenue Bond
IDRB     Industrial Development           RB      Revenue Bond
            Revenue Bond                  TAN     Tax Anticipation Note








USAA FLORIDA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MARCH 31, 2001


 PRINCIPAL                                                       COUPON         FINAL          MARKET
  AMOUNT               SECURITY                                   RATE         MATURITY         VALUE
-----------------------------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (93.2%)

           FLORIDA (91.3%)
$  3,400   Alachua County Health Facilities Auth. RB,
            Series 1996A (INS)(1)                                 5.80%       12/01/2026     $  3,582
   7,900   Bay County Water Systems RB,
            Series 2000 (INS)(2)                                  5.70         9/01/2025        8,390
           Board of Education Public Education GO,
   6,000    Series 1998E (NBGA)                                   5.63         6/01/2025        6,293
   4,000    Series 2000A (NBGA)                                   5.25         6/01/2024        4,036
   5,500    Series 2000D (NBGA)                                   5.75         6/01/2022        5,882
   2,000    Series 2001A (NBGA)                                   4.75         6/01/2024        1,868
           Boca Raton GO,
   1,720    Series 2000                                           5.38         7/01/2018        1,791
   2,175    Series 2000                                           5.38         7/01/2019        2,259
   2,290    Series 2000                                           5.38         7/01/2020        2,374
   2,500   Broward County Educational Facilities
            Auth. RB, Series 2000B (INS)(5)                       5.75         4/01/2021        2,622
           Broward County Housing Finance Auth. MFH RB,
   1,100    Series 1995A                                          7.00         2/01/2025        1,186
   1,000    Series 1997A-1                                        6.00         5/01/2032        1,047
   2,000   Cape Canaveral Hospital District RB,
            Series 1998                                           5.25         1/01/2028        1,637
   1,855   Citrus County PCRB, Series 1992B                       6.35         2/01/2022        1,920
   2,000   Collier County Health Facilities Auth. RB,
            Series 1994                                           7.00        12/01/2019        2,072
   2,610   Duval County School Board COP,
            Series 2000 (INS)(4)                                  5.38         7/01/2019        2,680
   8,000   Escambia County Health Facilities Auth. RB,
            Series 1999A-2                                        6.00        11/15/2031        8,571
     700   Gulf County School District Sales Tax RB,
            Series 1997 (INS)(5)                                  5.75         6/01/2017          730
   2,000   Hillsborough County IDA PCRB, Series 1994              6.25        12/01/2034        2,112
     625   Hillsborough County Water Assessment RB,
            Series 2000 (INS)(4)                                  5.13         3/01/2020          629
           Housing Finance Agency RB,
   1,205    Series 1994A                                          6.35         7/01/2014        1,277
   1,000    Series 1995H (NBGA)                                   6.50        11/01/2025        1,023
   4,400   Miami-Dade County Aviation RB,
            Series 2000B (INS)(3)                                 5.75        10/01/2024        4,707
   3,000   Miami-Dade County Expressway Auth. RB,
            Series 2000 (INS)(3)                                  6.00         7/01/2020        3,303
   1,000   Miramar Wastewater Improvement
            Assessment Bonds, Series 1994 (PRE) (INS)(3)          6.75        10/01/2025        1,116
           Nassau County Gas Tax RB,
     695    Series 2000 (INS)(2),(a)                              5.72         3/01/2020          259
     695    Series 2000 (INS)(2),(a)                              5.75         3/01/2021          245
     945    Series 2000 (INS)(2),(a)                              5.77         3/01/2022          314
     845    Series 2000 (INS)(2),(a)                              5.79         3/01/2023          265
     620    Series 2000 (INS)(2),(a)                              5.80         3/01/2024          184
   5,000   North Miami Educational Facilities RB,
            Series 1994A                                          6.13         4/01/2020        5,110
   2,130   North Miami Health Facilities Auth. RB,
            Series 1996 (LOC)                                     6.00         8/15/2024        2,254
           Orange County Health Facilities Auth. RB,
   5,750    Series 1995                                           6.75         7/01/2020        5,616
   3,780    Series 1999 (INS)(5)                                  5.25         6/01/2029        3,637
   1,000   Orange County Housing Finance Auth. RB,
            Series 1994B                                          6.40         2/01/2030        1,047
   3,000   Palm Beach County GO, Series 2001 A                    5.00         6/01/2020        2,990
           Palm Beach County Health Facilities Auth. RB,
   3,405    Series 1993 (PRE)                                     6.30        10/01/2022        3,686
   4,900    Series 1996                                           5.63        11/15/2020        4,719
   2,500    Series 1998                                           5.13        11/15/2029        2,167
   7,875   Palm Beach County School Board COP,
            Series 2000A (INS)(3)                                 5.88         8/01/2021        8,540
   1,800   Plantation Health Facilities Auth. RB,
            Series 1998                                           5.13        12/01/2022        1,599
           Polk County Transport Improvement RB,
   1,290    Series 2000 (INS)(4)                                  5.25        12/01/2018        1,326
   1,000    Series 2000 (INS)(4)                                  5.25        12/01/2019        1,024
  12,780   Seminole County Water and Sewer RB,
            Series 1999                                           5.38        10/01/2022       13,086
   1,500   St. Augustine Public Service Tax and
            Guaranteed Entitlement RB, Series 2001 (INS)(2)       5.00        10/01/2021        1,483
   6,805   St. Johns County IDA Hospital RB,
            Series 1992                                           6.00         8/01/2022        6,893
   2,000   St. Johns County IDA RB, Series 1997A (INS)(1),(c)     5.50         3/01/2017        2,118
   3,215   Sunrise Special Tax District #1 GO,
            Series 1991 (LOC)                                     6.38        11/01/2021        3,300
   5,995   Sunrise Utility Systems RB, Series 1998A (INS)(2)      5.20        10/01/2022        6,133
   1,150   Tallahassee Consolidated Utility
            Systems RB, Series 1994                               6.20        10/01/2019        1,211
   1,000   Tallahassee Lease RB, Series 2000A (INS)(1)            5.38         8/01/2026        1,024
   5,000   Tampa Utilities Tax Improvement RB,
            Series 1999A (INS)(4)                                 5.20        10/01/2019        5,084
   7,000   Tampa Water and Sewer RB, Series 1999                  5.50        10/01/2029        7,233
   1,300   Turtle Run Community Development
            District RB, Series 1997 (PRE)                        6.40         5/01/2011        1,378
           Volusia County Education Facility Auth. RB,
   1,500    Series 1996A                                          6.13        10/15/2026        1,559
   2,000    Series 1999A                                          5.75        10/15/2029        2,023
   1,790   West Orange Healthcare District RB,
            Series 1999A                                          5.50         2/01/2009        1,842

           PUERTO RICO (1.9%)
   4,000   Highway and Transportation Auth. RB,
            Series 1998A                                          4.75         7/01/2038        3,680
------------------------------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $168,586)                                      176,136
------------------------------------------------------------------------------------------------------

                         PUT BOND (3.9%)

           FLORIDA
   7,055   Duval County Housing Finance Auth. MFH RB,
            Series 1995 (NBGA) (cost: $7,154)                     6.75         4/01/2025        7,419
------------------------------------------------------------------------------------------------------

                         VARIABLE-RATE DEMAND NOTES (1.2%)

           FLORIDA
   1,700   Dade County Health Facilities Auth. RB,
            Series 1990 (LOC)                                     3.75         9/01/2020        1,700
     420   Gulf Breeze Healthcare Facilities RB,
            Series 1999 (NBGA)(c)                                 3.60         1/01/2024          420
     100   Jackson County PCRB, Series 1997                       3.85         7/01/2022          100
------------------------------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $2,220)                                      2,220
------------------------------------------------------------------------------------------------------
           Total investments (cost: $177,960)                                                $185,775
======================================================================================================



                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Water/Sewer Utilities - Municipal                   19.1%
            Special Assessment/Tax                              14.5
            Hospitals                                           12.8
            Nursing/Continuing Care Centers                      8.7
            General Obligations                                  6.7
            Education                                            6.5
            Multifamily Housing                                  6.2
            Appropriated Debt                                    5.9
            Escrowed Bonds                                       3.3
            Health Care - Miscellaneous                          3.2
            Sales Tax                                            3.1
            Airport/Port                                         2.5
            Electric Utilities                                   2.2
            Toll Roads                                           1.8
            Miscellaneous                                        1.1
            Single-Family Housing                                0.7
                                                               ------
            Total                                               98.3%
                                                               ======








USAA FLORIDA TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MARCH 31, 2001



 PRINCIPAL                                                       COUPON          FINAL
  AMOUNT               SECURITY                                   RATE         MATURITY         VALUE
-----------------------------------------------------------------------------------------------------
                        VARIABLE-RATE DEMAND NOTES (81.3%)

$  1,130   Brevard County Mental Health Facilities RB,
            Series 1994C (LOC)                                    3.55%        1/01/2010     $  1,130
   1,600   Broward County Education Research and
            Training Auth. IDRB, Series 1997 (LOC)                3.60         8/01/2004        1,600
   1,160   Broward County Housing Finance Auth.
            MFH RB, Series 1990 (NBGA)                            4.45        10/01/2007        1,160
   9,200   Capital Trust Agency MFH RB,
            Series 1999A (NBGA)(c)                                3.60        12/01/2032        9,200
   4,845   Dade County Health Facilities Auth. RB,
            Series 1990 (LOC)                                     3.75         9/01/2020        4,845
     900    Dade County IDA PCRB, Series 1995                     3.70         4/01/2020          900
   2,000   Dade County IDA RB, Series 1982                        3.85        11/15/2017        2,000
   2,480   Department of Juvenile Justice
            Certificate of Lease Series 1998,
            MERLOT Series 2000 000 (LIQ) (INS)(1),(c)             3.59         6/15/2019        2,480
   7,460   Gulf Breeze Healthcare Facilities RB,
            Series 1999 (NBGA)(c)                                 3.60         1/01/2024        7,460
   2,600   Halifax Hospital Medical Center RB,
            Series 1998 (LOC)                                     3.50        12/01/2013        2,600
           Housing Finance Agency MFH RB,
   5,270    Series 1990B (NBGA)                                   4.45        12/01/2009        5,270
   1,500    Series 1990C (NBGA)                                   4.45         4/01/2007        1,500
   9,240    Series 1990D (NBGA)                                   4.45        12/01/2009        9,240
     800   Jacksonville Health Facilities Auth. IDRB,
             Series 2000B (LOC)                                   3.50         3/01/2030          800
   4,045   Lee County IDA Health Care RB, Series 1999 (LOC)       3.52        12/01/2029        4,045
           Orange County Health Facilities Auth. RB,
     655    Series 1998 (LOC)                                     3.60        11/01/2028          655
   5,600    Series 2000A (LIQ)                                    3.65         6/01/2030        5,600
           Orange County IDA RB,
   3,000    Series 1998 (LOC)                                     3.50        10/01/2018        3,000
   3,940    Series 2000A (LOC)                                    3.50         3/01/2025        3,940
   4,850   Orange County School Board COP,
            Series 2000B (LIQ) (INS)(2)                           3.75         8/01/2025        4,850
  10,665   Palm Beach County Health Facilities Auth. RB,
            Series 1999B                                          4.25        12/10/2014       10,665
   4,700   St. Petersburg Health Facilities Auth. RB,
            Series 1999 (LOC)                                     3.55         1/01/2024        4,700
   1,000   Volusia County Housing Finance Auth. RB,
            Series 1985C (LOC)(b)                                 3.55         9/01/2005        1,000
   4,150   Wauchula IDA RB, Series 1993 (LOC)                     3.50        12/01/2013        4,150
-----------------------------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $92,790)                                    92,790
-----------------------------------------------------------------------------------------------------

                                PUT BONDS (5.0%)

           Jacksonville PCRB,
   1,000    Series 1994                                           3.25          9/01/2024       1,000
   3,500    Series 1994                                           2.85          9/01/2024       3,500
   1,200   Putnam County Development Auth. PCRB,
            Series 1984H-3 (NBGA)                                 3.25          3/15/2014       1,200
-----------------------------------------------------------------------------------------------------
           Total put bonds (cost: $5,700)                                                       5,700
-----------------------------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (13.4%)

   2,000   Board of Education Capital Outlay GO,
            Series 1991C                                          6.25          6/01/2001       2,012
   3,000   Brevard County School District TAN,
            Series 2000                                           4.60          6/29/2001       3,002
   2,000   Dade County Public Improvement Bond GO,
            Series I (INS)(2)                                     6.90          7/01/2001       2,017
   1,000   Halifax Hospital Medical Center TAN,
            Series 2001                                           3.75          3/15/2002       1,004
   2,500   Lee County Hospital Board of Directors RB,
            Series 1991A (PRE)                                    6.60          4/01/2020       2,550
   3,500   South Broward Hospital District RB,
            Series 1991 (PRE)                                     6.61          5/13/2021       3,575
   1,225   Sunrise Utility Systems RB,
            Series 1996A (INS)(2),(a)                             3.35         10/01/2001       1,205
-----------------------------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $15,365)                                        15,365
-----------------------------------------------------------------------------------------------------
           Total investments (cost: $113,855)                                                $113,855
=====================================================================================================


                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Multifamily Housing                                 24.0%
            Hospitals                                           17.1
            Health Care - Miscellaneous                          9.8
            Appropriated Debt                                    6.4
            Education                                            6.1
            Escrowed Bonds                                       5.4
            Buildings                                            5.0
            Banks - Major Regional                               4.9
            Electric Utilities                                   4.7
            Community Service                                    4.1
            Real Estate Tax/Fee                                  3.5
            General Obligations                                  1.8
            Special Assessment/Tax                               1.8
            Services - Data Processing                           1.7
            Nursing/Continuing Care Centers                      1.3
            Water/Sewer Utilities - Municipal                    1.1
            Electric/Gas Utilities - Municipal                   1.0
                                                                -----
            Total                                               99.7%
                                                                =====









NOTES TO PORTFOLIOS OF INVESTMENTS

MARCH 31, 2001


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Zero-coupon security. Rate represents the effective yield at date of purchase. For the USAA Florida Tax-Free Income and the USAA Florida Tax-Free Money Market funds, these securities represented 0.7% and 1.1% of the funds' net assets, respectively.

(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven-day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At March 31, 2001, this security represented 0.9% of the USAA Florida Tax-Free Money Market Fund's net assets.

(c) These securities are not registered under the Securities Act of 1933. Resells of these securities in the United States may occur in exempt transactions to qualified institutional buyers as defined by Rule 144A, and as such, are generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees. At March 31, 2001, these securities represented 1.3% and 16.7% of the USAA Florida Tax-Free Income Fund's and USAA Florida Tax-Free Money Market Fund's net assets, respectively.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MARCH 31, 2001

                                                       USAA           USAA
                                                     FLORIDA    FLORIDA TAX-FREE
                                                     TAX-FREE     MONEY MARKET
                                                    INCOME FUND       FUND
                                                   -----------------------------
ASSETS

   Investments in securities, at market value
      (identified cost of $177,960 and $113,855
       respectively)                                 $185,775       $113,855
   Cash                                                    53            141
   Receivables:
      Capital shares sold                                  22            112
      Interest                                          3,510            472
   Prepaid expense                                         -              14
                                                   -----------------------------
         Total assets                                 189,360        114,594
                                                   -----------------------------
LIABILITIES

   Capital shares redeemed                                 14            323
   USAA Investment Management Company                      56              5
   USAA Transfer Agency Company                             6              6
   Accounts payable and accrued expenses                   47             41
   Dividends on capital shares                            292             26
                                                   -----------------------------
         Total liabilities                                415            401
                                                   -----------------------------
            Net assets applicable to capital
             shares outstanding                      $188,945       $114,193
                                                   =============================

REPRESENTED BY

   Paid-in capital                                   $189,046       $114,193
   Accumulated net realized loss on investments        (7,916)            -
   Net unrealized appreciation of investments           7,815             -
                                                   -----------------------------
            Net assets applicable to capital
             shares outstanding                      $188,945       $114,193
                                                   =============================
   Capital shares outstanding, unlimited number
      of shares authorized, $.001 par value            19,602        114,193
                                                   =============================
   Net asset value, redemption price, and
      offering price per share                       $   9.64       $   1.00
                                                   =============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









STATEMENTS OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MARCH 31, 2001


                                                     USAA             USAA
                                                    FLORIDA     FLORIDA TAX-FREE
                                                    TAX-FREE      MONEY MARKET
                                                   INCOME FUND        FUND
                                                   -----------------------------
NET INVESTMENT INCOME

   Interest income                                  $ 10,188        $  4,873
                                                   -----------------------------
   Expenses:
      Management fees                                    623             407
      Transfer agent's fees                               82              73
      Custodian's fees                                    76              53
      Postage                                             16              10
      Shareholder reporting fees                           7               9
      Trustees' fees                                      14              14
      Registration fees                                    2               1
      Professional fees                                   34              32
      Insurance                                           -                7
      Other                                                8               7
                                                   -----------------------------
         Total expenses                                  862             613
      Expenses reimbursed                                 -              (29)
      Expenses paid indirectly                            (6)             (2)
                                                   -----------------------------
            Net expenses                                 856             582
                                                   -----------------------------
            Net investment income                      9,332           4,291
                                                   -----------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS

      Net realized gain                                  599              -
      Change in net unrealized appreciation/
        depreciation                                   8,857              -
                                                   -----------------------------
            Net realized and unrealized gain           9,456              -
                                                   -----------------------------
Increase in net assets resulting from operations    $ 18,788        $  4,291
                                                   =============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MARCH 31,


                                                         USAA                         USAA
                                                   FLORIDA TAX-FREE             FLORIDA TAX-FREE
                                                      INCOME FUND               MONEY MARKET FUND
                                               ---------------------------------------------------
                                                   2001          2000          2001          2000
                                               ---------------------------------------------------
FROM OPERATIONS

   Net investment income                       $  9,332      $  9,242      $  4,291      $  3,288
   Net realized gain (loss) on investments          599        (7,482)           -             -
   Change in net unrealized appreciation/
      depreciation of investments                 8,857        (9,330)           -             -
                                               ---------------------------------------------------
      Increase (decrease) in net assets
         resulting from operations               18,788        (7,570)        4,291         3,288
                                               ---------------------------------------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM

   Net investment income                         (9,332)       (9,242)       (4,291)       (3,288)
                                               ---------------------------------------------------
FROM CAPITAL
  SHARE TRANSACTIONS

   Proceeds from shares sold                     32,050        50,035       192,318       214,681
   Dividend reinvestments                         5,964         5,910         3,985         3,044
   Cost of shares redeemed                      (28,687)      (50,935)     (193,905)     (204,546)
                                               ---------------------------------------------------
      Increase in net assets from
         capital share transactions               9,327         5,010         2,398        13,179
                                               ---------------------------------------------------
Net increase (decrease) in net assets            18,783       (11,802)        2,398        13,179

NET ASSETS

   Beginning of period                          170,162       181,964       111,795        98,616
                                               ---------------------------------------------------
   End of period                               $188,945      $170,162      $114,193      $111,795
                                               ===================================================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                    3,418         5,333       192,318       214,681
   Shares issued for dividends reinvested           639           635         3,985         3,044
   Shares redeemed                               (3,068)       (5,515)     (193,905)     (204,546)
                                               ---------------------------------------------------
      Increase in
         shares outstanding                         989           453         2,398        13,179
                                               ===================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2001




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of the USAA Florida Tax-Free Income Fund and USAA Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The USAA Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - Investments in the USAA Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Florida Tax-Free Money Market Fund, are stated at amortized cost, which approximates market value.

B. FEDERAL TAXES - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities. The Funds concentrate their investments in Florida tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. PREPAID EXPENSE - The USAA Florida Tax-Free Money Market Fund, along with other USAA money market funds, is covered under an insurance policy issued by ICIM Reinsurance Company issued on December 1, 2000. The purpose of this coverage is to protect the Fund against bond defaults and similar events that could negatively affect the value of portfolio securities of money market funds. The Fund amortizes the insurance premium over the life of the policy.

E. EXPENSES PAID INDIRECTLY - The Funds' custodian bank has agreed to reduce its fees when the Funds maintain a cash balance in the non-interest-bearing custody account. For the year ended March 31, 2001, custodian fee offset arrangements reduced expenses of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds by $6,000 and $2,000, respectively.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Funds participate with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the Funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of the Fund's total assets. The Funds had no borrowings under either of these agreements during the year ended March 31, 2001.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2001, the USAA Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of $7,916,000, which, if not offset by subsequent capital gains, will expire between 2003 and 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2001, were as follows:

                             USAA FLORIDA TAX-FREE      USAA FLORIDA TAX-FREE
                                  INCOME FUND            MONEY MARKET FUND
                             ------------------------------------------------
Purchases                         $56,704,000               $338,040,000
Sales/maturities                  $50,210,000               $335,402,000


For the USAA Florida Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities exclude short-term securities.

The cost of securities at March 31, 2001, for federal income tax purposes, for the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market Funds was $177,960,000 and $113,855,000, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 2001, for tax purposes, were as follows:


                              APPRECIATION      DEPRECIATION          NET
                              ---------------------------------------------
USAA Florida Tax-Free
 Income Fund                   $8,796,000        ($981,000)      $7,815,000


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to 0.50% of its average net assets through August 1, 2001.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


(7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Funds to amortize premiums and discounts. The Funds are following this accounting method; therefore, this requirement will not affect the Funds' net asset values and is not expected to have a material impact on the Funds' future financial statements.


(8) FINANCIAL HIGHLIGHTS - USAA FLORIDA TAX-FREE INCOME FUND

Per-share operating performance for a share outstanding throughout each period is as follows:
                                          YEAR ENDED MARCH 31,
                           -----------------------------------------------------
                              2001       2000      1999       1998        1997
                           -----------------------------------------------------
Net asset value at
   beginning of period     $   9.14   $  10.02   $   9.94   $   9.33   $   9.26
Net investment income           .49        .49        .50        .51        .52
Net realized and
   unrealized gain (loss)       .50       (.88)       .08        .61        .07
Distributions from net
   investment income           (.49)      (.49)      (.50)      (.51)      (.52)
                           -----------------------------------------------------
Net asset value at
   end of period           $   9.64   $   9.14   $  10.02   $   9.94   $   9.33
                           =====================================================
Total return (%) *            11.15      (3.85)      5.91      12.22       6.51
Net assets at end
   of period (000)         $188,945   $170,162   $181,964   $145,921   $ 95,483
Ratio of expenses to
   average net assets (%)       .49        .48        .47        .50        .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)           n/a        n/a        n/a        .51        .57
Ratio of net investment
   income to average
   net assets (%)              5.26       5.25       4.96       5.21       5.57
Portfolio turnover (%)        28.93      62.32      25.28      27.48      44.75

* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.


(8) FINANCIAL HIGHLIGHTS - USAA FLORIDA TAX-FREE MONEY MARKET FUND

Per-share operating performance for a share outstanding throughout each period is as follows:

                                          YEAR ENDED MARCH 31,
                           -----------------------------------------------------
                              2001       2000      1999       1998        1997
                           -----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .04        .03        .03        .03        .03
Distributions from net
   investment income           (.04)      (.03)      (.03)      (.03)      (.03)
                           -----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           =====================================================
Total return (%) *             3.75       3.14       3.05       3.34       3.20
Net assets at end
   of period (000)         $114,193   $111,795   $ 98,616   $ 89,799   $ 87,053
Ratio of expenses to
   average net assets (%)       .50        .50        .50        .50        .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)           .53        .53        .51        .52        .57
Ratio of net investment
   income to average
   net assets (%)              3.69       3.13       3.00       3.28       3.15

* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777




--------------------------------------------------------------------------------

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